                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2002

                              PHARMACIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                     1-2516                  43-0420020
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)


100 Route 206 North, Peapack, New Jersey                   07977
(Address of Principal Executive Office)                 (Zip Code)




                                  908-901-8000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE.

         (a) On August 13, 2002, Fred Hassan, Principal Executive Officer, and Christopher J. Coughlin, Principal Financial Officer, of Pharmacia Corporation (NYSE: PHA) ("Pharmacia"), submitted sworn statements to the Securities and Exchange Commission, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (Order No. 4-460, issued June 27, 2002). A copy of each statement is attached to this Form 8-K and furnished herewith, pursuant to Item 9, as Exhibit
99.1 and Exhibit 99.2.

         (b) On August 13, 2002, in connection with the filing of Pharmacia's quarterly report on Form 10-Q for the quarter ended June 30, 2002, the Principal Executive Officer and Principal Financial Officer of Pharmacia submitted sworn statements to the Securities and Exchange Commission pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each statement is attached to this Form 8-K and furnished herewith, pursuant to Item 9, as Exhibit 99.3 and Exhibit 99.4.


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


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits


Exhibit No.       Description
-----------       ------------
99.1              Statement under Oath of Principal Executive Officer, dated August 12,
                  2002, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934
                  (Order No. 4-460) (filed herewith).

99.2              Statement under Oath of Principal Financial Officer, dated August 12,
                  2002, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934
                  (Order No. 4-460) (filed herewith).

99.3              Certification of Principal Executive Officer, dated August 12, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

99.4              Certification of Principal Financial Officer, dated August 12, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PHARMACIA CORPORATION

Date: August 13, 2002                  By: /s/ Don W. Schmitz
                                           -------------------------
                                           Don W. Schmitz
                                           Vice President and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Statement under Oath of Principal Executive Officer, dated August 12,
                  2002, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934
                  (Order No. 4-460) (filed herewith).

99.2              Statement under Oath of Principal Financial Officer, dated August 12,
                  2002, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934
                  (Order No. 4-460) (filed herewith).

99.3              Certification of Principal Executive Officer, dated August 12, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

99.4              Certification of Principal Financial Officer, dated August 12, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).


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